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                                                                    EXHIBIT 99.2

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                          PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, ROBERT L. MATEJKA, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of RPM, Inc., and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - the Annual Report on Form 10-K for the fiscal year ended May 31, 2002 of RPM, Inc.;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of RPM, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.


 /s/ Robert L. Matejka               Subscribed and sworn to before me
----------------------------------   this 29th day of August 29, 2002.
Robert L. Matejka
Vice President, Chief Financial
Officer and Controller
(Principal Financial Officer)        /s/ Andrea J. Veneskey
                                     ------------------------
August  29, 2002                     Notary Public

                                     My Commission Expires:


                                                  ANDREA J. VENESKEY
                                              Notary Public, State of Ohio
                                          My Commission Expires March 22, 2004
                                             (Recorded in Cuyahoga County)



                                                    [NOTARY SEAL]